EXHIBIT ITEM 13 (b)1

CERTIFICATIONS

I, Matthew J. Kamburowski, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan Active China ETF, JPMorgan Active Developing Markets Equity ETF, JPMorgan ActiveBuilders Emerging Markets Equity ETF, JPMorgan BetaBuilders Canada ETF , JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Emerging Markets Equity ETF, JPMorgan BetaBuilders Europe ETF , JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan Dividend Leaders ETF, JPMorgan Equity and Options Total Return ETF, JPMorgan Flexible Income ETF, JPMorgan Global Select Equity ETF , JPMorgan Healthcare Leaders ETF, JPMorgan Hedged Equity Laddered Overlay ETF, JPMorgan International Dynamic ETF, JPMorgan International Growth ETF, JPMorgan International Hedged Equity Laddered Overlay ETF, JPMorgan International Research Enhanced Equity ETF, JPMorgan International Value ETF , JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: July 1, 2026

/s/ Matthew J. Kamburowski
Matthew J. Kamburowski
President and Principal Executive Officer

CERTIFICATIONS

I, Timothy J. Clemens, certify that:

1.

I have reviewed this report on Form N-CSR of the JPMorgan Active China ETF, JPMorgan Active Developing Markets Equity ETF, JPMorgan ActiveBuilders Emerging Markets Equity ETF, JPMorgan BetaBuilders Canada ETF , JPMorgan BetaBuilders Developed Asia Pacific ex-Japan ETF, JPMorgan BetaBuilders Emerging Markets Equity ETF, JPMorgan BetaBuilders Europe ETF , JPMorgan BetaBuilders International Equity ETF, JPMorgan BetaBuilders Japan ETF, JPMorgan BetaBuilders U.S. Equity ETF, JPMorgan BetaBuilders U.S. Mid Cap Equity ETF, JPMorgan BetaBuilders U.S. Small Cap Equity ETF, JPMorgan Diversified Return Emerging Markets Equity ETF, JPMorgan Diversified Return International Equity ETF, JPMorgan Diversified Return U.S. Equity ETF, JPMorgan Diversified Return U.S. Mid Cap Equity ETF, JPMorgan Diversified Return U.S. Small Cap Equity ETF, JPMorgan Dividend Leaders ETF, JPMorgan Equity and Options Total Return ETF, JPMorgan Flexible Income ETF, JPMorgan Global Select Equity ETF , JPMorgan Healthcare Leaders ETF, JPMorgan Hedged Equity Laddered Overlay ETF, JPMorgan International Dynamic ETF, JPMorgan International Growth ETF, JPMorgan International Hedged Equity Laddered Overlay ETF, JPMorgan International Research Enhanced Equity ETF, JPMorgan International Value ETF , JPMorgan Nasdaq Hedged Equity Laddered Overlay ETF, JPMorgan U.S. Momentum Factor ETF, JPMorgan U.S. Quality Factor ETF and JPMorgan U.S. Value Factor ETF (the “Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust (the “Registrant”);

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the Funds as of, and for, the periods presented in this report;

4.

The Registrant’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the Funds and have:

a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Funds, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provided reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)

Evaluated the effectiveness of the Funds’ disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)

Disclosed in this report any change in the Funds’ internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and

5.	The Registrant’s other certifying officer and I have disclosed to the Funds’ auditors and the audit committee of the Registrant’s board of directors (or persons performing the equivalent functions):

a)

All significant deficiencies and material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and

b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Funds’ internal control over financial reporting.

Date: July 1, 2026

/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer